UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

Marblegate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue
Suite 206S
Rye, New York 10580
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On February 14, 2023, Marblegate Acquisition Corp., a Delaware corporation (“MAC” or the “Acquiror”), entered into a business combination agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”), with Marblegate Asset Management, LLC, a Delaware limited liability company (“MAM” or the “Manager”), Marblegate Capital Corporation, a Delaware corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II,” and together with DePalma I, the “DePalma Companies” or “DePalma”), pursuant to which MAC agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected trade on the Nasdaq Global Market (collectively, the “Business Combination”). MAM, MAC, New MAC, Merger Sub and DePalma shall be referred to herein from time to time collectively as the “Parties.”

All capitalized terms used herein not otherwise defined shall have the meanings assigned to them in the Business Combination Agreement.

Business Combination

Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, among other things:

(i)

Immediately prior to the consummation of the transactions contemplated by the Business Combination Agreement, New MAC and the DePalma Companies will effect a series of reorganization transactions, resulting in the DePalma Companies becoming wholly-owned subsidiaries of New MAC;

(ii)

Merger Sub will merge with and into MAC (the “Merger”), with MAC surviving the Merger as a wholly-owned subsidiary of New MAC, in accordance with the terms and subject to the conditions of the Business Combination Agreement; and

(iii)

upon the effectiveness of the Merger (the “Effective Time”), each share of MAC’s Class A common stock, par value $0.0001 per share (“MAC Class A Common Stock”), issued and outstanding immediately prior to the effectiveness of the Merger shall be cancelled and converted into the right to receive the MAC Per Share Consideration; (y) each share of MAC’s Class B common stock, par value $0.0001 per share (“MAC Class B Common Stock,” and, together with the MAC Class A Common Stock, the “MAC Common Stock”), issued and outstanding immediately prior to the effectiveness of the Merger shall be converted into the right to receive the MAC Per Share Consideration, and (z) each warrant of MAC outstanding immediately prior to the effectiveness of the Merger shall be converted into the right to receive one warrant of New MAC, with New MAC assuming MAC’s obligations under the existing warrant agreement.

The Business Combination is expected to close in the first half of 2023, following the receipt of the requisite stockholder approvals and the fulfilment of other customary closing conditions.

Business Combination Consideration

The aggregate consideration payable to DePalma at the closing of the Business Combination (the “Closing”) shall be based on a valuation of DePalma of approximately $750,000,000 plus Minimum Cash. The per share consideration allocable to each share of MAC Common Stock is the number of shares of New MAC Common Stock, rounded up to the nearest whole share, equal to the quotient obtained by dividing (i) the product obtained by multiplying (A) $10.00 by (B) the Aggregate New MAC Capitalization, by (ii) the total number of shares of MAC Common Stock outstanding immediately prior to the Effective Time and after giving effect to any redemptions of shares of MAC Common Stock.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants by the Parties thereto, including, among other things, covenants with respect to the conduct of MAC and DePalma during the period between execution of the Business Combination Agreement and the Closing, including the Parties’ agreement not to solicit, initiate or knowingly encourage action to facilitate competing offers or proposals for a transaction other than the Business Combination. The representations, warranties and covenants made under the Business Combination Agreement will not survive the Closing and shall terminate and expire upon the occurrence of the Effective Time; provided, however, that any covenants that are to be performed at or after the Closing shall survive until such covenant has been performed or satisfied pursuant to its terms. Each of MAC and DePalma have agreed to use their reasonable best efforts to consummate the Business Combination and related transactions.

Post-Closing Board of Directors

Prior to the Closing, the Parties shall take all actions necessary or appropriate to designate and nominate five (5) directors to the New MAC board of directors (the “New MAC Board”), which shall include two (2) directors designated by Marblegate Acquisition LLC, MAC’s sponsor (the “Sponsor”), and three (3) directors designated by the Parties to serve as non-executive directors, each of whom shall by independent according to the SEC rules and listing standards of the Nasdaq Stock Market LLC.

No Solicitation of Acquisition Proposals

Each Party also agreed, during the period between the execution of the Business Combination Agreement and continuing until the earlier of its Closing or termination, not to solicit or enter into any alternative competing transactions.

Conditions to Closing

The Closing is subject to the satisfaction or waiver of certain conditions, including, among others, that (i) the stockholders of MAC approve the Business Combination Agreement and the transactions contemplated thereby, (ii) MAM shall have obtained necessary consents to approve the Business Combination Agreement and the transactions contemplated thereby, (iii) all applicable waiting periods under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated, and there shall not be in effect any voluntary agreement between any of the Parties, on the one hand, and the Federal Trade Commission or the Department of Justice, on the other hand, pursuant to which the Parties have agreed not to consummate the Business Combination for any period, (iv) the Nasdaq Stock Market approves for listing the New MAC Common Stock to be issued in connection with the Business Combination, (v) the DePalma Equity Value shall have become final and binding in accordance with the provisions of the Business Combination, and (vi) after giving effect to the Business Combination, MAC shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time.

Termination

The Business Combination Agreement may be terminated and the Business Combination may be abandoned at any time prior to the Closing, as follows: (i) by mutual written consent of MAC and DePalma; (ii) by MAC upon written notice to DePalma, if there is any breach of DePalma’s representations or warranties or if there is any breach by DePalma of any covenant or agreement such that certain conditions to Closing would not be satisfied with respect to DePalma as of the Closing and the breach or breaches of such representations, warranties, covenants, or agreements, is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof is delivered to DePalma by MAC and (B) December 31, 2023 (the “Termination Date”), provided however, that MAC is not then in breach of the Business Combination Agreement; (iii) by DePalma, upon written notice to MAC, if there is any breach of MAC’s representations or warranties or if there is any breach by MAC of any covenant or agreement such that certain conditions to Closing would not be satisfied as of the Closing and the breach or breaches of such representations, warranties, covenants, or agreements, is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof is delivered to MAC by DePalma and (B) the Termination Date, provided however, that DePalma is not then in breach of the Business Combination Agreement; (iv) by MAC or DePalma, if the transactions contemplated by the Business Combination

Agreement shall not have been consummated on or prior to the Termination Date; (v) by either MAC or DePalma, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining, or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such Order or other action shall have become final and non-appealable; or (vi) by either MAC or DePalma, if the Acquiror Shareholders Meeting has been held (including any adjournment or postponement thereof), has concluded, Acquiror Shareholders have duly voted and the Acquiror Shareholder Approvals were not obtained.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The Business Combination Agreement contains representations, warranties and covenants that the Parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating such agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about MAC, the DePalma Companies, or any of the other Parties. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the Parties, may be subject to limitations agreed upon by the Parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts), and may be subject to standards of materiality applicable to the Parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any Party. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in MAC’s public disclosures.

Registration Rights Agreement

In connection with the Closing, New MAC, the Sponsor, certain directors and executive officers of MAC (the “Supporting Shareholders”) and certain other parties will enter into a registration rights agreement (which such agreement shall contain terms and conditions similar to those contained in that certain registration rights agreement, dated as of September 30, 2021, among MAC, the Sponsor, and the other parties thereto (the “Registration Rights Agreement”), pursuant to which, the Sponsor, the Supporting Shareholders, and certain other parties thereto will be granted certain registration rights with respect to their shares of New MAC Common Stock.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and the Supporting Shareholders have entered into support agreements with MAC, New MAC and the DePalma Companies (such agreements, collectively, the “Sponsor Support Agreement”), pursuant to which the Sponsor and the Supporting Shareholders have agreed, among other things, to vote all shares of MAC Common Stock held by them in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger) and to not redeem any of their shares of MAC Common Stock.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Management Services Agreement

Upon consummation of the Business Combination, the Manager and New MAC will enter into a Management Services Agreement (“MSA”), pursuant to which the Manager will provide certain management services to New MAC including (i) evaluating, managing, performing due diligence on, negotiating and overseeing the acquisition and disposition of New MAC’s and its subsidiaries’ assets, (ii) evaluating, managing, negotiating and overseeing the origination, structuring, restructuring and workout of taxi-medallion loans and other loans held by New MAC (other than typical daily loan servicing activities), (iii) managing New MAC’s and its subsidiaries’ day-to-day business and operations in complying with any regulatory requirements applicable to them in respect of their business activities, (iv) evaluating the financial and operational performance of any of New MAC’s subsidiaries, (v) providing a management team to serve as executive officers of New MAC and/or its subsidiaries, including providing day-to-day financial, operational and other executive management services (vi) identifying, evaluating, managing, performing due diligence on, negotiating and overseeing the provision of debt or equity financing as well as the acquisition of all or a portion of target businesses or assets, in each case, by New MAC, and (vii) performing any other services for and on behalf of New MAC and its subsidiaries to the extent that such services are consistent with those that are customarily performed by the executive officers and employees of a publicly listed company.

The MSA shall be effective upon consummation of the Business Combination and continue in operation, unless terminated in accordance with its terms, until the fifth (5th) anniversary of the Closing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated February 14, 2023, by and among Marblegate Asset Management, LLC, Marblegate Acquisition Corp., Marblegate Capital Corporation, MAC Merger Sub, Inc., DePalma Acquisition I LLC and DePalma Acquisition II LLC.

10.1	Form of Sponsor Support Agreement, by and among Marblegate Acquisition Corp., Marblegate Capital Corporation, DePalma Acquisition I LLC, DePalma Acquisition II LLC, and certain stockholders of Marblegate Acquisition Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request; provided, however, that MAC may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARBLEGATE ACQUISITION CORP.

By:	/s/ Mark Zoldan
Name:	Mark Zoldan
Title:	Chief Financial Officer

Dated: February 21, 2023